                                                        EXHIBIT 99.1


                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                              MONTHLY OPERATING REPORT
                        For the month ended October 31, 1997



Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)





Required Attachments:                Document  Previously    Explanation
                                     Attached  Submitted      Attached


1.  Tax Receipts                      ( )        (X)           (X)

2.  Bank Statements                   ( )        ( )           (X)

3.  Most recently filed Income
    Tax Return                        ( )        (X)           ( )

4.  Most recent Annual Financial
    Statements prepared by
    accountant                        ( )        (X)           ( )



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:


/s/ David R. Gibson              Senior Vice President/Chief Financial Officer
------------------------------   ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                          TITLE



        David R. Gibson                           November 26, 1997
---------------------------------    ------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                                      ATTACHMENT
                         For the month ended October 31, 1997



Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)



1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

    Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                               CONDENSED CONSOLIDATED
                               STATEMENT OF OPERATIONS
                         For the month ended October 31, 1997



Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)




See Statement of Operations for reporting period attached.

HEADNOTES:

    These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Operating expense and EBITDA for September 1997 includes the favorable impact of a $2.1 million reversal of previously recorded 1997 telephone expense accruals.

(2) Depreciation expense for October 1997 includes the unfavorable impact of a $2.5 million adjustment to pager depreciation expense, effective October 1, 1997, for the initial impact of the Company shortening the depreciable life of its pagers from four to three years to better reflect estimated useful lives. The adjustment results from additional depreciation expense taken to reduce estimated useful lives.

                    MobileMedia Corporation and Subsidiaries
                     Consolidated Statements of Operations
For the Months Ended October 31, 1997, September 30, 1997 and August 31, 1997
                                  ( Unaudited )
                                 ( in thousands )

                                            OCTOBER      SEPTEMBER     AUGUST
                                              1997          1997        1997
                                            ---------    ---------    ---------
Paging Revenues
   Service, Rents & Maintenance             $  38,697    $  39,635    $  40,387

Equipment Sales
   Product Sales                                2,774        2,743        3,388
   Cost of Products Sold                        2,811        2,731        3,512
                                            ---------    ---------    ---------
      Equipment Margin                            (37)          12         (124)

   Net Revenue                                 38,660       39,647       40,262

Operating Expense
   Service, Rents & Maintenance                11,119       10,981       12,165
   Selling                                      5,366        5,187        5,409
   General & Administrative                    15,354       14,608       14,560
                                            ---------    ---------    ---------
   Operating Expense Before Depr. & Amort.     31,839       30,776(1)    32,134

   EBITDA Before Reorganization Costs           6,821        8,871(1)     8,128

   Reorganization Costs                         1,355        1,522        1,320
                                            ---------    ---------    ---------

   EBITDA after Reorganization Costs            5,466        7,350(1)     6,808

Depreciation                                   11,162(2)     8,617        8,761
Amortization                                    9,244        9,245        9,245
                                            ---------    ---------    ---------
   Total Depreciation and Amortization         20,406       17,862       18,007

Operating Loss                                (14,940)     (10,513)     (11,199)

Interest Expense                                5,359        5,219        5,379
Other Expense                                       0           (0)          (2)
                                            ---------    ---------    ---------

Net Loss                                     ($20,299)    ($15,732)    ($16,576)
                                            =========    =========    =========

                                  See Accompanying Notes.

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONDENSED CONSOLIDATED BALANCE SHEET
                         For the month ended October 31, 1997



Debtor Name:  MobileMedia Corporation et al.

Case Number:  97-174 (PJW)



See balance sheet attached.

HEADNOTES:

    These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No.121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


                    MobileMedia Corporation and Subsidiaries
                        Consolidated Balance Sheets
         As of October 31, 1997, September 30, 1997 and August 31, 1997
                                 (Unaudited)
                                (in thousands)

                                                                  OCTOBER      SEPTEMBER       AUGUST
                                                                    1997          1997          1997
                                                                ------------  ------------  ------------
ASSETS:
 CURRENT ASSETS:
  Cash                                                          $      8,866  $      8,388  $      4,157
  Accounts Receivable, Net                                            48,651        58,001        61,161
  Inventory                                                            2,854         4,143         4,658
  Prepaid Expenses                                                     1,104         1,150         1,217
  Other Current Assets                                                 2,766         2,748         2,778
                                                                ------------  ------------  ------------
    Total Current Assets                                              64,242        74,431        73,971

NONCURRENT ASSETS:
  Property and Equipment, Net                                        273,038       279,280       286,188
  Deferred Financing Fees, Net                                        24,047        24,600        25,154
  Investment In Net Assets Of Equity Affiliate                         1,974         1,911         1,949
  Intangible Assets, Net                                           1,026,126     1,035,335     1,045,337
  Other Assets                                                           545           750           792
                                                                ------------  ------------  ------------
    TOTAL NONCURRENT ASSETS                                        1,325,730     1,341,876     1,359,420

  TOTAL ASSETS                                                  $  1,389,972  $  1,416,307  $  1,433,390
                                                                ============  ============  ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
 LIABILITIES NOT SUBJECT TO COMPROMISE:
  DIP Credit Facility                                           $     12,000  $     17,000  $     17,000
  Accrued Reorganization Costs                                         4,496         4,702         5,382
  Accrued Wages, Benefits and Payroll Taxes                           11,111        13,755        12,319
  Accounts Payable--Post Petition                                      4,265         4,155         5,433
  Accrued Interest (Chase & DIP Facilities )                           4,542         4,396         4,595
  Accrued Expenses and Other Current Liabilities                      43,817        41,633        43,427
  Advance Billings and Customer Deposits                              35,529        35,803        36,210
                                                                ------------  ------------  ------------
    TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                      115,759       121,444       124,366

LIABILITIES SUBJECT TO COMPROMISE:
  Accrued Wages, Benefits and Payroll Taxes                            3,093         3,093         3,093
  Chase Credit Facility                                              649,000       649,000       649,000
  Notes Payable--10 1/2%                                             174,125       174,125       174,125
  Notes Payable--9 3/8%                                              250,000       250,000       250,000
  Notes Payable--Yampol                                                  986           986           986
  Notes Payable--Dial Page 12 1/4%                                     1,570         1,570         1,570
  Accrued Interest On Notes Payable                                   20,719        20,735        20,751
  Accounts Payable- Pre Petition                                      18,226        17,333        17,179
  Accrued Expenses and Other Current Liabilities--Pre Petition        13,209        14,400        12,929
  Other Liabilities                                                    4,896         4,934         4,973
                                                                ------------  ------------  ------------
    TOTAL LIABILITIES SUBJECT TO COMPROMISE                        1,135,824     1,136,176     1,134,606

DEFERRED TAX LIABILITY                                                72,097        72,097        72,097

STOCKHOLDERS' EQUITY
  Class A Common Stock                                                    39            39            39
  Class B Common Stock                                                     2             2             2
  Additional Paid-In Capital                                         671,459       671,459       671,459
  Accumulated Deficit--Pre Petition                                 (437,127)     (437,127)     (437,127)
  Accumulated Deficit--Post Petition                                (161,960)     (141,661)     (125,929)
                                                                ------------  ------------  ------------
    Total Stockholders' Equity                                        72,414        92,713       108,445
  Less:
  Treasury Stock                                                      (6,123)       (6,123)       (6,123)
                                                                ------------  ------------  ------------
    Total Stockholders' Equity                                        66,291        86,590       102,322

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $  1,389,972  $  1,416,307  $  1,433,390
                                                                ============  ============  ============

                                   SEE ACCOMPANYING NOTES

Footnotes to the Financial Statements:

    1. These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

    In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material: however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     The Bankruptcy Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. Operating expense and EBITDA for September 1997 include the favorable impact of a $2.1 million reversal of previously recorded 1997 telephone expense accruals.

5. Depreciation expense for October 1997 includes the unfavorable impact of a $2.5 million adjustment to pager depreciation expense, effective October 1, 1997, for the initial impact of the Company shortening the depreciable life of its pagers from four to three years to better reflect estimated useful lives. The adjustment results from additional depreciation expense taken to reduce estimated useful lives.

6. During the month of February 1997, the Debtors drew down $45 million of borrowings under the debtor-in-possession financing facility (the "DIP facility") with The Chase Manhattan Bank, as agent for the lenders thereunder (the "DIP Lenders"). During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. During the month of August, the Debtors drew down an additional $2 million and during the month of October 1997, the Debtors repaid $5 million of borrowings under the DIP facility.

7. The Company is one of the largest paging companies in the U.S., with approximately 3.6 million system reported units in service at October 31, 1997, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

8.   As previously announced in its September 27, 1996 and October
     21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the Federal Communications Commission (the "FCC") in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

     On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

     On June 6, 1997, the FCC issued an order staying the hearing proceeding for ten months in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's

     FCC licenses. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed.
     The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company will result in a change of control. There can be no assurance that the Company will be successful in consummating a plan of reorganization meeting the requirements of the order. In the event that the Company were unable to do so, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                             OFFICE OF THE U.S. TRUSTEE - REGION 3
                                CONSOLIDATED STATEMENT OF CASH
                                   RECEIPTS AND DISBURSEMENTS
                              For the month ended October 31, 1997



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)



The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

    HEADNOTES:

    These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

                     MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
For The Months Ended October 31, 1997, September 30, 1997 and August 31, 1997
                                   (Unaudited)
                                  (in thousands)

                                                       OCTOBER     SEPTEMBER     AUGUST
                                                         1997        1997         1997
                                                      ----------   ---------   ----------
Operating Activities
 Net Loss                                               ($20,299)   ($15,731)    ($16,575)
 Adjustments To Reconcile Net Loss To Net Cash
 Provided By (Used In) Operating Activities:
  Depreciation And Amortization                           20,406      17,862       18,007
  Provision For Uncollectible Accounts And Returns         6,342       6,373        5,508
  Undistributed Earnings Of Affiliate                         63          38           75
  Deferred Financings Fees, Net                              554         554          554
  Change In Operating Assets and Liabilities:
   Accounts Receivable                                     3,008      (3,213)      (6,606)
   Inventory                                               1,289         515          737
   Prepaid Expenses And Other Assets                          71         139          131
   Accounts Payable, Accrued Expenses and Other           (1,036)       (595)      (1,386)
                                                      ----------   ---------   ----------
Net Cash Provided By (Used In) Operating Activities       10,398       5,941          445


Investing Activities
 Construction And Capital Expenditures,
   Including Net Change In Pager Assets                   (4,920)     (1,709)      (1,756)
                                                      ----------   ---------   ----------
Net Cash Used In Investing Activities                     (4,920)     (1,709)      (1,756)


Financing Activities
 Borrowings (Repayments) of DIP Credit Facility           (5,000)          0        2,000
                                                      ----------   ---------   ----------
Net Cash Provided By (Used In) Financing Activities       (5,000)          0        2,000

Net Increase (Decrease) In Cash And Cash Equivalents         478       4,231          689
Cash And Cash Equivalents At Beginning Of Period           8,388       4,157        3,468
                                                      ----------   ---------   ----------
Cash And Cash Equivalents At End Of Period            $    8,866   $   8,388   $    4,157
                                                      ==========   =========   ==========

                              SEE ACCOMPANYING NOTES

                         OFFICE OF THE U.S. TRUSTEE--REGION 3
                      STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                        AGING OF POSTPETITION ACCOUNTS PAYABLE
                          For the month ended October 31, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

   --------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
        $ 22,446,440    0--30 days old
       --------------  ---------------------------------------------------------
          17,822,886    31--60 days old
       --------------  ---------------------------------------------------------
          10,662,039    61--90 days old
       --------------  ---------------------------------------------------------
          53,365,037    91+ days old
       --------------  ---------------------------------------------------------
         104,296,402    TOTAL TRADE ACCOUNTS RECEIVABLE
       --------------  ---------------------------------------------------------
         (57,307,271)   ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
       --------------  ---------------------------------------------------------
          46,989,131    TRADE ACCOUNTS RECEIVABLE (NET)
       --------------  ---------------------------------------------------------
           1,662,355    OTHER NON-TRADE RECEIVABLES
       --------------  ---------------------------------------------------------
        $ 48,651,486    ACCOUNTS RECEIVABLE, NET
       --------------  ---------------------------------------------------------


--------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
                         0-30         31-60      61-90      91+
                         DAYS          DAYS       DAYS      DAYS        TOTAL
-----------------   --------------  ----------  --------  --------  ------------
ACCOUNTS PAYABLE     $  3,135,994     797,881    57,429    273,475   $ 4,264,778
-----------------   --------------  ----------  --------  --------  ------------

                        OFFICE OF THE U.S. TRUSTEE--REGION 3
                          STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                      For the month ended October 31, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

     --------------------------------------------------------------------------

------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
------------------------------------------------------------------------------------
                      BEGINNING      AMOUNT                    ENDING
                         TAX        WITHHELD     AMOUNT         TAX       DELINQUENT
                      LIABILITY    OR ACCRUED     PAID        LIABILITY     TAXES
==================== =========== ============= ============= =========== ===========
FEDERAL
------------------------------------------------------------------------------------
WITHHOLDING           $        0  $  1,844,756  $  1,844,756  $        0  $        0
-------------------- ----------- ------------- ------------- ----------- -----------
FICA-EMPLOYEE                  0       918,134       918,134           0           0
-------------------- ----------- ------------- ------------- ----------- -----------
FICA-EMPLOYER            213,636     1,934,180     2,147,816           0           0
-------------------- ----------- ------------- ------------- ----------- -----------
UNEMPLOYMENT               2,947        21,003        23,950           0           0
-------------------- ----------- ------------- ------------- ----------- -----------
INCOME                         0             0             0           0           0
-------------------- ----------- ------------- ------------- ----------- -----------
TOTAL FEDERAL TAXES      216,583     4,718,073     4,934,656           0           0
-------------------- ----------- ------------- ------------- ----------- -----------
STATE AND LOCAL
------------------------------------------------------------------------------------
WITHHOLDING                    0       304,964       304,964           0           0
-------------------- ----------- ------------- ------------- ----------- -----------
SALES                  1,116,421     2,062,654     2,265,530     913,545           0
-------------------- ----------- ------------- ------------- ----------- -----------
UNEMPLOYMENT              13,436        92,595       106,031           0           0
-------------------- ----------- ------------- ------------- ----------- -----------
REAL PROPERTY          2,431,405       317,057            20   2,748,442           0
-------------------- ----------- ------------- ------------- ----------- -----------
OTHER                    539,454       672,664       433,370     778,748           0
-------------------- ----------- ------------- ------------- ----------- -----------
TOTAL STATE AND LOCAL  4,100,716     3,449,934     3,109,915   4,440,735           0
-------------------- ----------- ------------- ------------- ----------- -----------
TOTAL TAXES            4,317,299     8,168,007     8,044,571   4,440,735           0
------------------------------------------------------------------------------------

                          PAYMENTS TO INSIDERS AND PROFESSIONALS
                           For the month ended October 31, 1997


                                    INSIDERS


                                                                               SALARY/BONUS/
                                                                                   AUTO      REIMBURSABLE
PAYEE NAME                                             POSITION                  ALLOWANCE    EXPENSES      TOTAL
--------------------------------------  --------------------------------------  -----------  -----------  ---------
Alvarez & Marsal Inc. -Joseph A. Bondi  Chairman -Restructuring                  $  54,167    $   8,603   $  62,769

Boykin, Roberta                         Assistant Corporate Counsel                 13,031           --      13,031

Burdette, H. Stephen                    Senior VP Corporate Development
                                        and Senior VP Operations                    23,300        3,240      26,540

Cross, Andrew                           Executive VP Sales and Marketing            26,250        5,456      31,706

Grawert, Ron                            Chief Executive Officer                     46,154        8,721      54,875

Gray, Patricia                          Secretary/Acting General Counsel            19,627        1,058      20,685

Gross, Steven                           Senior VP Strategic Planning                21,827        4,387      26,214

Hilson, Debra                           Assistant Secretary                          6,969            0       6,969

Hughes, Curtis                          Assistant VP Mgmt. Information Systems      14,423        2,780      17,203

Pascucci, James                         Assistant Treasurer                         11,319        9,341      20,660

Pittsman, Santo                         Senior VP of Administration and
                                        Business Planning                           23,769        1,941      25,710

Shea, Kevin                             Treasurer                                   16,167            0      16,167

Witsaman, Mark                          Senior VP and Chief Technology Officer      22,904        5,386      28,290

                                                        TOTAL PAYMENTS TO INSIDERS                         $350,819

--------------------------------------------------------------------------------------
                PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                       For the month ended October 31, 1997
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                  PROFESSIONALS
--------------------------------------------------------------------------------------
                                                                              HOLDBACK
                                                                                AND
                                        DATE OF                               INVOICE
                                         COURT       INVOICES    INVOICES     BALANCES
NAME AND RELATIONSHIP                   APPROVAL    RECEIVED(1)    PAID         DUE
-------------------------------------- ---------- ------------ ------------ ----------
1. Ernst & Young--Auditor, Tax and
   Financial Consultants to Debtor      1/30/97    $  409,660   $     --    $  540,948
-------------------------------------- ---------- ------------ ------------ ----------
2. Latham & Watkins - Counsel to
   Debtor                               1/30/97        13,420     32,599        52,415
-------------------------------------- ---------- ------------ ------------ ----------
3. Alvarez & Marsal Inc.--
   Restructuring Consultant to
   Debtor (2)                           1/30/97       318,629    229,014       396,738
-------------------------------------- ---------- ------------ ------------ ----------
4. Sidley & Austin - Bankruptcy
   Counsel to Debtor                    1/30/97       138,891         --       321,027
-------------------------------------- ---------- ------------ ------------ ----------
5. Young, Conway, Stargate &
   Taylor--Delaware Counsel to Debtor   1/30/97            --      8,432         4,184
-------------------------------------- ---------- ------------ ------------ ----------
6. Wiley, Rein & Fielding - FCC
   Counsel to Debtor                    1/30/97        53,111         --       181,634
-------------------------------------- ---------- ------------ ------------ ----------
7. Koteen & Naftalin--FCC Counsel
   to Debtor                            6/11/97           217        565         4,124
-------------------------------------- ---------- ------------ ------------ ----------
8. Houlihan, Lokey, Howard &
   Zukin--Advisors to the Creditors'
   Committee                            6/04/97            --     66,278       159,577
-------------------------------------- ---------- ------------ ------------ ----------
9. Jones, Day, Reavis &
   Pogue--Counsel to the Creditors'
   Committee                            4/03/97         9,695         --        13,041
-------------------------------------- ---------- ------------ ------------ ----------
10. Morris, Nichols, Arsht &
    Tunnell--Delaware Counsel to the
    Creditors' Committee                4/03/97            --        960           979
-------------------------------------- ---------- ------------ ------------ ----------
11. Paul, Weiss, Rifkind, Wharton
    & Garrison--FCC Counsel to the
    Creditors' Committee                4/25/97         3,150      1,551        23,391
-------------------------------------- ---------- ------------ ------------ ----------
12. The Blackstone Group LP
    --Financial Advisors to Debtor      7/10/97       125,000    100,000       200,000
------------------------------------------------- ------------ ------------ ----------
                    TOTAL                          $1,071,774   $439,398    $1,898,057
--------------------------------------------------------------------------------------

(1) Excludes invoices for fees and expenses through October 31, 1997 that were received by the Debtors subsequent to October 31, 1997.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

ADEQUATE PROTECTION PAYMENTS
For the month ended October 31, 1997

                                                                        SCHEDULED      AMOUNTS
                                                                         MONTHLY         PAID            TOTAL
                                                                        PAYMENTS        DURING           UNPAID
NAME OF CREDITOR                                                           DUE          MONTH         POSTPETITION
--------------------------------------------------------------------  -------------  ------------  -------------------
The Chase Manhattan Bank -(Interest)................................   $ 4,653,174   $ 4,653,174*       $       0

------------------------

*   Payment made on 11/1/97.

                     QUESTIONNAIRE
          FOR THE MONTH ENDED OCTOBER 31, 1997               YES        NO
--------------------------------------------------------     ---        ---
1. Have any assets been sold or transferred outside the
   normal course of business this reporting period?                      No
2. Have any funds been disbursed from any account other
   than a debtor in possession account?                                  No
3. Are any postpetition receivables (accounts, notes, or
   loans) due from related parties?                                      No
4. Have any payments been made of prepetition
   liabilities this reporting period?                        Yes
5. Have any postpetition loans been received by the
   debtor from any party?                                    Yes
6. Are any postpetition payroll taxes past due?                          No
7. Are any postpetition state or federal income taxes
   past due?                                                             No
8. Are any postpetition real estate taxes past due?                      No
9. Are any postpetition taxes past due?                                  No
10. Are any amounts owed to postpetition creditors past
    due?                                                                 No
11. Have any prepetition taxes been paid during the
    reporting period?                                       Yes
12. Are any wage payments past due?                                      No

    If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.  The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors;
              (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

Item 5.       During the month of February 1997, the Debtors drew down
              $45 million of borrowings under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. The Debtors drew down an additional $2 million under the DIP facility during the month of August and repaid $5 million of borrowings under the DIP facility during the month of October, 1997.

                                   INSURANCE

                     For the month ended October 31, 1997
     There were no changes in insurance coverage for the reporting period.



                                   PERSONNEL
                      For the month ended October 31, 1997

                                                                   FULL       PART
                                                                   TIME       TIME
                                                                  -----       ----
1. Total number of employees at beginning of period                3,406        57
2. Number of employees hired during the period                        82         5
3. Number of employees terminated or resigned during the period       49        11
4. Total number of employees on payroll at end of period           3,439        51